AFH Acquisition VIII, Inc. 10-Q

Exhibit 32.1

Certification of Principal Executive Officer and Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Report of AFH Acquisition VIII, Inc. (the "Company") on Form 10-Q for the period ended April 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Amir F. Heshmatpour, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Amir F. Heshmatpour
Date: June 15, 2016	Amir F. Heshmatpour Principal Executive Officer Principal Financial Officer